SEGMENT INFORMATION	9 Months Ended
Sep. 30, 2021
Segment Reporting [Abstract]
SEGMENT INFORMATION	SEGMENT INFORMATION
The operating segments through which the Company manages its operations are based on the internal reporting used by the Company’s Chief Operating Decision Maker (“CODM”) to assess performance and make decisions about resource allocation. The segments are organized based on products and services provided by the Company.
CNH Industrial has the following five operating segments:
Agriculture designs, manufactures and distributes a full line of farm machinery and implements, including two-wheel and four-wheel drive tractors, crawler tractors (Quadtrac®), combines, cotton pickers, grape and sugar cane harvesters, hay and forage equipment, planting and seeding equipment, soil preparation and cultivation implements and material handling equipment. Agricultural equipment is sold under the New Holland Agriculture and Case IH brands, as well as the STEYR, Kongskilde and Överum brands in Europe and the Miller brand, primarily in North America and Australia.
Construction designs, manufactures and distributes a full line of construction equipment including excavators, crawler dozers, graders, wheel loaders, backhoe loaders, skid steer loaders and compact track loaders. Construction equipment is sold under the CASE Construction Equipment and New Holland Construction brands.
Commercial and Specialty Vehicles designs, manufactures and distributes a full range of light, medium, and heavy vehicles for the transportation and distribution of goods under the IVECO brand, city-buses, commuter buses under the IVECO BUS (previously Iveco Irisbus) and HEULIEZ BUS brands, quarry and mining equipment under the IVECO ASTRA brand, firefighting vehicles under the Magirus brand, and vehicles for civil defense and peace-keeping missions under the Iveco Defence Vehicles brand.
Powertrain designs, manufactures and distributes, under the FPT Industrial brand, a range of engines, transmission systems and axles for on- and off-road applications, as well as for marine and power generation.
Financial Services offers a range of financial products and services to dealers and customers. Financial Services provides and administers retail financing to customers for the purchase or lease of new and used industrial equipment or vehicles and other equipment sold by CNH Industrial brand dealers. In addition, Financial Services provides wholesale financing to CNH Industrial brand dealers. Wholesale financing consists primarily of floor plan financing and allows the dealers to purchase and maintain a representative inventory of products. Financial Services also provides trade receivables factoring services to CNH Industrial companies.
The activities carried out by the four industrial segments Agriculture, Construction, Commercial and Specialty Vehicles, and Powertrain, as well as corporate functions, are collectively referred to as "Industrial Activities".
Revenues for each reported segment are those directly generated by or attributable to the segment as a result of its business activities and include revenues from transactions with third parties as well as those deriving from transactions with other segments, recognized at normal market prices. Segment expenses represent expenses deriving from each segment’s business activities both with third parties and other operating segments or which may otherwise be directly attributable to it. Expenses deriving from business activities with other segments are recognized at normal market prices.
With reference to Industrial Activities' segments, the CODM assesses segment performance and makes decisions about resource allocation based upon Adjusted EBIT. The Company believes Adjusted EBIT more fully reflects Industrial Activities segments' inherent profitability. Adjusted EBIT of Industrial Activities is defined as net income (loss) before: Income taxes, Financial Services' results, Industrial Activities’ interest expenses (net), foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non-recurring items. In particular, non-recurring items are specifically disclosed items that management considers to be rare or discrete events that are infrequent in nature and not reflective of on-going operational activities.
With reference to Financial Services, the CODM assesses the performance of the segment and makes decisions about resource allocation on the basis of net income prepared in accordance with U.S. GAAP.
The following table includes the reconciliation of Adjusted EBIT for Industrial Activities to net income, the most comparable U.S. GAAP financial measure, for the three and nine months ended September 30, 2021 and 2020.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in millions)		(in millions)
Agriculture	$415	$274	$1,396	$501
Construction	21	(24)	70	(194)
Commercial and Specialty Vehicles	51	(7)	227	(219)
Powertrain	44	60	233	123
Unallocated items, eliminations and other	(62)	(65)	(213)	(179)
Total Adjusted EBIT of Industrial Activities	$469	$238	$1,713	$32
Financial Services Net Income	118	56	308	189
Financial Services Income Taxes	39	24	102	74
Interest expense of Industrial Activities, net of interest income and eliminations	(55)	(63)	(180)	(181)
Foreign exchange gains (losses), net of Industrial Activities	(8)	(17)	(30)	(22)
Finance and non-service component of Pension and other post-employment benefit cost of Industrial Activities(1)	34	29	104	85
Restructuring expense of Industrial Activities	(22)	(7)	(32)	(19)
Goodwill impairment charge	—	—	—	(585)
Other discrete items of Industrial Activities(2)	23	—	10	(544)
Nikola investment fair value adjustment	(190)	(1,207)	(118)	268
Income (loss) before taxes	$408	$(947)	$1,877	$(703)
Income tax (expense) benefit	(79)	15	(424)	78
Net income (loss)	$329	$(932)	$1,453	$(625)
(1) In the three months ended September 30, 2021, and 2020 this item includes the pre-tax gain of $30 million and $30 million, respectively, as a result of the amortization over approximately 4.5 years of the $527 million positive impact from the modification of a healthcare plan in the U.S. In the nine months ended September 30, 2021, and 2020 this item includes the pre-tax gain of $90 million and $90 million, respectively, as a result of the amortization over approximately 4.5 years of the $527 million positive impact from the modification of a healthcare plan in the U.S.
(2) In the three months ended September 30, 2021, this item includes the pre- and after-tax gain of $42 million from the sale of a 30.1% interest in Naveco, as well as the positive impact of $13 million from the sale of investments by a joint venture accounted for under the equity method. This item also includes $30 million separation costs in connection with the spin-off of the Iveco Group business. In the nine months ended September 30, 2021, this item includes the pre- and after-tax gain of $42 million from the sale of a 30.1% interest in Naveco, as well as the positive impact of $13 million from the sale of investments by a joint venture accounted for under the equity method. This item also includes $39 million separation costs in connection with the spin-off of the Iveco Group business. In the nine months ended September 30, 2020, this item mainly included impairment of intangible and other long-lived asset optimization assets, as well as asset optimization charges.